SUBLET TENANCY AGREEMENT
                            ------------------------


This Agreement made the_____day March of, 2005 BETWEEN Trident (Far East) Ltd. (holder of *Hong Kong Business Registration No._________________) of Suite 1430 Ocean Centre, Harbour City, Kowloon, Hong Kong (hereinafter called "the Lessor") of the first part and Asia Payment Systems (HK) Ltd. (holder of Business Registration No._________________) (hereinafter called "the Lessee") of the second part.


                                     WHEREAS
                                     -------

(1) The Lessor has agreed to sublet and share usage with the Lessee of THAT Suite 1430, Ocean Centre, Harbour City, Kowloon, Hong Kong (hereinafter called "the said premises").

(2) The Lessor and the Lessee agree to the terms and conditions as set out hereunder.

NOW IT IS HEREBY AGREED AS BELOW:

(1) The Lessor shall sublet and share usage of the said premises with the Lessee subject to the terms and conditions herein contained.

(2)  Rental
     Hong Kong Dollars NINE THOUSANDS Only (HK$9,000) per calendar month is for rent of the said premises inclusive of government rates, management fees, water charges and electricity charges payable in advance.

     Miscellaneous  and  other  outgoings
     Hong Kong Dollars ONE THOUSANDS Only (HK$1,000) per calendar month is for miscellaneous and other outgoings charges payable in advance.

(3)  Security  Deposit
     ONE (1) month's rental and miscellaneous outgoings amounting to Hong Kong Dollars TEN THOUSAND Only (HK$10,000) payable to the Lessor upon signing the formal Tenancy Agreement. The Security Deposit shall be returned to the Lessee on termination of the tenancy without interest.


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(4)  Lease  term
     Commencing from 1 March, 2005 to February 28, 2006 with a further option of one year at such rental as shall be agreed by both parties.

(5)  The use of the said premises is restricted to office purpose only.

(6) The Lessee should not sublet the said premises to other parties without the prior written consent from the Lessor.

(7)  This Agreement is subject to the approval by the Landlord of said premise.

(7) This Agreement shall be construed according to the Laws of Hong Kong and the Courts in Hong Kong shall have the exclusive jurisdiction to adjudge any dispute hereon.

(8) It is hereby declared by the parties hereto that time is of essence of the terms and conditions contained in this agreement.




                       AS WITNESS THE HANDS OF THE PARTIES
                  HERETO THE DAY AND YEAR FIRST BEFORE WRITTEN



Signed by
For and on behalf of the Lessor



___________________________________
Authorised Signature(s)


Signed by
For and on behalf of the Lessee



___________________________________
Authorised Signature(s)